Exhibit 99.1

CRD - A & CRD - B (NYSE) Investor Presentation September 2021

Forward-Looking Statements and Additional Information

Forward-Looking Statements
This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations portion of Crawford & Company's website at https://ir.crawco.com.

The volume of claim referrals to us is a key driver of our revenues. We cannot predict the future trend of case volumes for a number of reasons, including the frequency and severity of weather-related cases and the occurrence of natural and man-made disasters, which are a significant source of cases for us and are not subject to accurate forecasting, as well as the economic impact that COVID-19 may have on global case volumes and the duration of any such impact

Revenues Before Reimbursements ("Revenues")
Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation.

Segment and Consolidated Operating Earnings
Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, loss on disposition of business, income taxes and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests.

Earnings Per Share
The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class.

In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period.

Segment Gross Profit
Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.

Non-GAAP Financial Information
For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Crawford

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3 3 4 - 6 Company Profile 7 - 12 Long - Term Growth Strategy 13 - 23 Platform Solutions Deep Dive 24 - 27 Capital Allocation Strategy 28 - 29 edjuster Overview 30 Crawford Leadership Team 31 Environmental, Social, and Governance 32 Investment Thesis 33 Global Reach 31 - 49 Appendix Table of Contents

4 $ 18 BILLION + Claims managed annually 1.6 MILLION Claims handled 4 Uniquely positioned as the largest public company in $60 billion global claims global claims management market. BY GLOBAL SERVICE LINES BY GEOGRAPHY 44% ⎹ Loss Adjusting 38% ⎹ TPA: Broadspire 18% ⎹ Platform Solutions 58% ⎹ US 9% ⎹ Canada 13% ⎹ UK 7% ⎹ Australia 13% ⎹ Rest of the world OUR PURPOSE: To restore and enhance lives, businesses and communities OUR VALUES: RESTORE R espect, E mpowerment, S ustainability, T raining, O ne Crawford, R ecognition, E ntrepreneurial Spirit 9,000 Total employees BY MARKET ¹ (1) Reflects 2020; figures are approximate 35% ⎹ Corporations 65% ⎹ Carriers Crawford & Company

5 5 The Crawford brands offer high - quality and technologically advanced solutions to clients : LOSS ADJUSTING TPA: BROADSPIRE PLATFORM SOLUTIONS • Loss Adjusting (Property / Auto / Liability) • Vehicle & Heavy Equipment Inspections • Casualty Large & Complex • Property Large & Complex • Specialty Loss Adjusting • Managed Repair • Catastrophe Response • Temporary Staffing • On - Demand Services • SaaS Platform • Workers Compensation • Disability & Leave Management • Auto / Motor • General Liability • Accident & Health • Affinity / Warranty • Legal Services / Recoveries 80 - Year - Old Brand Trusted by Key Customers Crawford’s customer base includes the largest global insurance carriers as well as Fortune 1000 companies Market Leading Solutions

Strategically Positioned in a Rapidly Changing Industry

Industry is looking to leverage technology and seek new cost-efficient solutions to improve profitability

Climate change: rising frequency and severity of weather claims

Digitization of volume claims: Increasing digitization of high-frequency, low complexity claims

Scale is critical: Market consolidating as heightened IT security, data privacy and counterparty risk considerations raise entry barriers

Carriers looking for alternatives: Carriers look to improve margins by cutting fixed costs and outsourcing the claims process

External factors: COVID-19 global decline in claims frequency but accelerating technological adoption as carriers and policyholders increasingly seek innovative touchless claims solutions

Tech-enabled P&C industry: Embracing virtual desk adjusting and network solutions that reduce allocated loss adjustment expense



$219 Billion
Estimated Loss Adjusting Expenses
$62 Billion
Outsourced Loss Adjusting
Crawford's Share:
~$1 Billion or 2%

Crawford improves the claims journey via workflow automation, enhanced data and analytics, reduced cycle times and superior quality

Crawford

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7 Strategic evolution to reimagine claims ecosystem LOSS ADJUSTING TPA PLATFORM SOLUTIONS Our enhanced operating structure creates a better focus for management to take market share by differentiation • Become the benchmark in quality and expertise • Digitally enabled for efficiency • Broadest global reach • Major and complex: Grow by investing in expertise • Volume claims: Improve margin through efficiency • Most comprehensive alternatives in industry to traditional loss adjusting approaches • New markets and capabilities enabled by tech, built on years of claims experience • Drive growth through scaling businesses with compelling transactional economics • Industry leading data and analytics for improved claims outcomes • Digitization to enhance adjuster and customer experience • Margin enhancement through process automation and scaling Evolving Crawford’s Strategy for Long - Term Growth Pillars of Differentiation

Crawford Loss Adjusting

For clients seeking to increase policyholder satisfaction across the full spectrum of loss adjusting needs, Crawford is the one-stop-shop delivering efficiency and savings through unmatched experience, specialized expertise and digitally-enabled solutions.

Property
Casualty
Catastrophe
Cyber
Subrogation
Energy

Marine
Construction
Global Admin (FNOL* to Final Payment)
Field Adjusting
Forensic Accounting
Equipment Inspections
Centralized Intake/FNOL*

Clients	Scope & Scale	Strategy
• Carriers of all sizes • MGAs • Lloyds • Brokers • Corporations	• Claims sizes vary from $500 - $5B+ • ~315K Claims managed annually, $10B+ indemnity dollars • Nearly 2,500 claims professionals • 700+ executive general adjusters with an average of 25 years of experience	Gain market share through digital simplification, setting quality benchmarks and investing in expertise

Crawford

*First Notice of Loss

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9 9 0 50 100 150 200 250 Q2 21 YTD Medium Term Focused Hiring of Major and Complex Loss Adjusting Experts Aiming for +200 Expert hires in three to four years Crawford Loss Adjusting Adding experts for major and complex claims Creating digitally enabled solutions Setting benchmark of quality Major and Complex Claims • Grow organically by creating differentiation to gain market share by expanding expertise and increasing nominations through brokers Volume Claims • Dr ive differentiation and enable margin enhancement using a combination of quality and digital simplification Long - term strategy focused on becoming the industry benchmark in quality and expertise 46 200+

Crawford TPA Solutions: Broadspire

For companies looking to enhance the claims experience and drive quantifiable savings, TPA: Broadspire is the third party administrator that delivers client-centric integrated outsourced solutions powered by innovation and data science.

Workers Compensation
Auto/ Motor
General Liability
Medical Management
Legal Services/ Recoveries
Disability & Leave
Product Liability & Recall
Accident & Health
Employers Liability
Affinity/ Warranty
Technology Solutions

Clients	Scope & Scale	Strategy
• Corporations, municipalities • MGAs, Program Managers, Captives • Carriers of all sizes	• 50%+ U.S. Fortune 250 corporations served • $1.0B Managed medical spend • $3.3B Claims Paid • 813,000 Claims Managed	Strengthen differentiation through product innovation, digitization and scaling

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Leveraging Data & Analytics to Drive Growth in TPA Broadspire

Streamlined approach to casualty claim solutions



Omni-channel FNOL*/ Intake
Intelligent Triage
43% of nurse triage calls result in self-care
Claim Office Team Manager
Dedicated or designated team assignment
Desk Adjuster
WeGoLook On-demand Services
Medical Management
Consultative Analytics
Subrogation
Field Services
Managed Repair
Data Science and Management
Claim Resolution
15% reduction in average paid when using full clinical & analytical claim model
98% return-to-work rate with case management program
8.5% savings in average incurred with litigation predictive model
Integrated analytics: Predictive modeling | Consolidated Stewardship Reporting
Account Manager Oversight | Performance Management Processes | Executive Accountability

Crawford

*First Notice of Loss

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12 12 • Reimagining and simplifying the historically complex claims process through digital solutions • 1H21 Revenue: $83.6M • 1H21 Operating Margin: 16.2% • Double - digit growth over the next 3 - 5 years Transformational Driver Crawford Platform Solutions: Growth Engine of the Future Platforms strategy will develop the ‘next generation’ of the company

13 13 13 Reimagining the Claims Process Crawford Platform Solutions

14 14 Policyholder reports claim. Carrier uses manual process to segment and channel claim. Field Adjuster assigned and completes on site inspection. Estimate created by adjuster and goes through QA process. Claim payment made based on adjuster estimate. Subject to post loss QA re - inspection leakage. Insured procures own contractor. Potential claim supplement if contractor does not agree. Traditional Claims Process The Claims Process Evolution Crawford Platform Solutions is using digital tools to improve efficiency, accuracy and quality of claims process Reimagined Claims Process Digital claim intake leveraging AI for efficiency Automated triage channeling and segmentation of claims to best resource Technology enabled network of resources reduces allocated adjustment expense Digital Desk enables virtual adjusting, indemnity management and estimate accuracy which positively impact loss ratio

15 15 Contractor Network 2% Fast Track Desk 18% Traditional 80% Network Low Touch Traditional Past (2000) Traditional: 80% Network/Fast Track Desk: 20% • Loss Adjusting • Managed Repair Contractor Network 20% Virtual/On Demand 10% Traditional 70% Network Low Touch Traditional Present (2020) Traditional: 70% Network/Virtual Desk: 30% Contractor Network 40% Virtual/On Demand 40% Traditional 20% Network Low Touch Traditional Future (2030) Traditional: 20% Network/Virtual Desk: 80% • Loss Adjusting • Managed Repair • WeGoLook • Crawford Inspection Services • Self Service • Building Consultancy • Forensic Accounting • Loss Adjusting • Managed Repair • WeGoLook • Crawford Inspection Services • Self Service • Building Consultancy • Engineering • Forensic Accountants • Specialty Networks • Professional Networks Source: Crawford Internal Estimates Reimagining the Claims Process

16 Clients Scope & Scale Value Proposition • Carriers • Corporates • Risk Managers and Brokers • 6,000 General/Specialty Contractors • $3B total managed repair project costs • 45,000 on demand resources • 7,000+ licensed and trained catastrophe resources • 175,000+ claim calls handled • Enhancing the customer experience and optimizing claim expense through digitally enabled solutions providing end to end claims processing that set industry benchmarks for quality and expertise Managed Repair Adjuster Referral Emergency Services Affinity Direct to Consumer Catastrophe Response Drone Inspections Desk Operations Roof Inspections & Ladder Assist On - Demand Services Digital FNOL* Technology Innovations Notary Service & Document Retrieval Temporary Staffing Crawford Platform Solutions *First Notice of Loss For clients looking for speed, cost savings, customer satisfaction and quality through end - to - end digitized solutions, Crawford Platform Solutions is reimagining claims management by uniquely architecting networks, technology and Insurtech innovations.

Crawford Platform Solutions

From FNOL to finished repair, our commitment is to provide digitized claim platforms that reimagine and simplify the claims process resulting in elevated customer experience outcomes

Digital X | iOT | RPA | Escape of Water | Alexa | Job Track | Asservio | Renovo

Digital FNOL	Digital Assist	Digital Desk	Asservio
• Digital claim intake process • Increased scale & efficiency in claim capture • Omni-Channel approach: Web, SMS, Alexa, iOT sensors	• Assisted self-service (YouGoLook)* • On-demand field inspection services (ladder assist / interior) • Managed Repair • Traditional Loss Adjusting Services • Building Consultancy/Forensic Accounting Expertise	• End-to-end digital desk claims management • Smart triage claim segmentation • Empower claim segmentation and channeling • Crawford internal Digital Desk solution • Client Virtual Desk option – SaaS model*	• Digital automated estimate review • Integrated with leading estimating platform • Embedded in Crawford Loss Adjusting and Contractor Managed Repair • Available for carrier licensing • Enables touchless claims processing • SaaS offering

Crawford

** In development including white label capabilities

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Platforms Driving Loss Ratio Improvement

Driving Loss Ratio Improvement

Reduce Claim Costs thru Reimagination

- Virtual Desk claims processing integrated with Network Solutions powered by Digital Platforms drives:
  - Faster service
  - Reduced claim expense
  - Indemnity management

Leverage Data for Insights

- Technologically advanced service delivery reduces average claim life, drives estimate accuracy, and provides data insights with AI/RPA capabilities to improve efficiency

Enhance Customer Loyalty

- Operating model focused on performance metrics that drive customer satisfaction and policyholder retention. JD Power certified Customer Contact Center 5 years in a row.

7.5%
Average Indemnity Savings

$300
Average Per Claim Savings

87
NPS Managed Repair

J.D. POWER
2020 CERTIFIED CUSTOMER SERVICE -PHONE

J.D. Power 2020 Certified Customer Service Program recognition is based on successful completion of an evaluation and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. For more information, visit www.jdpower.com/ccc.

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Contractor Connection

Key Stakeholder Value

Value Proposition

The largest managed repair network in the U.S., driving increased policy holder satisfaction and indemnity accuracy, while enhancing client operational capacity

Value Delivery System

- Digitalization of Processes – Continuous process innovation
- 6,000+ professional and highly credentialed contractors
- General and Specialty Contractor Services – Personal & Commercial
- Available 24/7/365 – Customer Centric Approach
- Analytics-based Network Performance Management

Programs

Managed Repair | Adjuster Referral | Emergency Services | Direct to Consumer | Affinity

Service Delivery Highlights

Contractor Services

- Emergency Services – Board Up, Tree Removal, Roof Tarping
- Mitigation – For Water, Freeze and Wind claims
- Specialty Trades – Contents, Textiles, Electronics Restoration
- Environmental Hazards – Lead and Asbestos Abatement
- Decontamination & Mold Remediation
- Single Trade Services – Roofing & Exterior
- General Contracting – regardless of severity of damages
- All work backed by Contractor 5-year Workmanship Warranty

Surge Response

- Capacity management, performance-based assignment methodology
- Customized Event-Response Planning
- Network mobilization

JobTrack

- Delivering unprecedented communication and transparency
- Capture deeper insights for clients, property owners & contractors

Asservio

- Digital Estimate Review technology - data driven increased accuracy
- Enhances proven Estimate Review Expertise – accelerated cycle time

Speed – Quality – Accuracy – Exceptional Customer Experiences

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Crawford Catastrophe Services

Key Stakeholder Value

Value Proposition

Enhancing the customer experience through scalable claims adjudication solutions leveraging the full spectrum of technology and the highest trained field personnel in the industry.

Value Delivery System

- Network of over 6,000 licensed and trained resources throughout the U.S.
- Background tested, vetted and continuous training platform supporting coverage, product, technology and customer service
- Digitally enabled workforce leveraging our proprietary RENOVO deployment tracking platform
- Globally deployed field and virtual assets supported by technical and specialist expertise

Service Delivery Highlights

Global Presence

- Technology enabled scalable Workforce 6,000+ strong
- US & Caribbean coverage: Wind, Hail, Hurricane, EQ, Wildfire
- Industry leading training investment in our people

Cutting-edge Capabilities

- Rapid Response scalable resourcing solution for virtual & field personnel
- Embedded alternative inspection capabilities throughout claim lifecycle
- Stewardship discipline to drive preparedness for any scenario
- True digital claim experience from FNOL through fulfillment

Comprehensive Suite of Services

Cat Response | Man Cat | Desk Solutions | Temporary Staffing | Digital FNOL | Crawford Technology

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21 Smart Water Meters Property Measurement and 3 - D Modeling Digital Desk for Interior Property Claims Immersive 3D Technology Cloud Service Platform for P&C Insurers Mobile Claims Handling Insurance Risk Data Analytics Crawford is Partnering with Leading Insurtechs

WeGoLook

Key Stakeholder Value

Value Proposition

Enhancing the policyholder experience and optimizing claim expense by combining technology with accessible, on-demand data collection solutions that are fast and reliable.

Value Delivery System

- Vast, diverse and vetted on-demand workforce–45,000 strong
- Innovative technologies drive consistent, quality expert deliverables
- Professional and responsive fulfillment team connect entire delivery
- Dynamic and agile platform provides custom solutions
- Expansion of network to include professional skills and expertise

Service Delivery Highlights

- Speed–We provide networks and technology to complete inspections quickly. (Average time to complete inspections is 1.6 days).
- Coverage–We have coverage in areas that are hard to reach. (Approx. 55% of assignments are in rural areas.) We deploy local resources, reducing costs and travel fees as compared to traditional methods
- Expert Deliverables–We use technology to provide enhanced reporting deliverables. (Roof inspections with 3-D modeling technology)
- Seamless Experience–We bring together resources of credentialed professionals to offer comprehensive solutions.

Programs

- Property Damage Inspections
- Roof Inspections & Ladder Assist Assignments
- Drone Inspections
- Underwriting Inspections
- Slip, Trip & Fall Inspections
- Auto Damage Inspections
- Vehicle & Heavy Equipment Inspections
- Notary Service & Document Retrieval
- Self-Service App

Crawford

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23 • QA Automation & Digitalization providing continuous improvement process • Rules based on Crawford industry expertise and customizable by client • Delivers consistent estimate accuracy • Automated processes reduce cycle time • Compliance results communicated in an easily transferrable format • Comprehensive date providing key data insights that drive performance improvement Providing efficiency thru reimagination Improving estimating accuracy and cycle times Digitized solution that enables Touchless claims processing Crawford’s proprietary solution for enabling digitalization of estimate review process Asservio

24 24 Our Capital Allocation Strategy 24

25 Strong financial position and liquidity Continuing share repurchase program as a component of our capital allocation strategy $0.06 per share quarterly dividends for CRD - A and CRD - B Capital Allocation 2016 – 2020¹ $260 M $60 M Free Cash Flow + Disposals Share Repurchases Debt Repayment 2 Dividends $50 M $95 M $55 M M&A Disposals Capital Allocation Highlights • Built strong cash generation • Continued to deliver value to shareholders in the form of dividends • Bought back about $50 million of CRD - A and CRD - B shares combined • Reduced leverage meaningfully • Reinvigorated our M&A pipeline FCF (1) As of 12/31/2020; Figures are approximate (2) Debt repayment is net of cash reductions Disciplined Capital Allocation Strategy We’ve put more than $260 million to work over the past five years

26 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 2015 2016 2017 2018 2019 2020 Q2 2021 Net Debt - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2015 2016 2017 2018 2019 2020 Q2 2021 Pension Liability $80.3 million $44.2 million Net debt at $80.3 million Pension liability at $44.2 million $171.2 million $121.7 million Net Debt and Pension Liability Significant reductions over the past 5+ years

27 27 Acquire ancillary services to bolster presence in property claim ecosystem Bolster technical capabilities by attracting top - tier technical adjusting talent globally Drive market share within fragmented independent loss adjusting market in the U.S. Increase presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds 4XDOLW\ ([SHUWLVH M&A Strategy Using our three pillars of differentiation to accelerate inorganic growth opportunities

28  In August 2021, Crawford acquired 100% of edjuster , the c ontents valuation leader in North America  Total purchase price of $33.1 million, structured as an upfront payment of $20.1 million in cash and net receivables with the balance structured in various earnout scenarios over a two - year period  Offers on - site contents inventory services, desktop - based and digital services that operate on a proprietary contents management platform that offers a full - featured, easy - to - use SaaS contents valuation solution  Rapidly growing U.S. presence and opportunity to expand in the $500 million North American contents market benefitting from secular adoption of content - inclusive home insurance policies  Supports our strategic pillar — digital that simplifies — and aligns with our purpose and envisioned future  Significant opportunity to leverage Crawford’s client base and accelerate edjuster’s growth 20 years of recognized experience in the industry and a blue - chip insurance carrier client base Case Study: edjuster

29 edjuster Expands Crawford's Reach in Claims Ecosystem * See testimonials: https://www.edjuster.com/why - edjuster/#our - clients Strategy and current situation: • Expands market presence in critical contents market adjacency • Enhances wallet share and deepens customer relationships • Bolsters Crawford’s strategy in volume claims to build differentiation using a combination of quality and digital simplification • Facilitates efficiencies through process simplification, responsiveness and timeliness • Promotes cross - utilization of resources to reduce cycle time and costs Scalable business model with high incremental margins Key Benefits Combined Desk/SaaS/Field solution Low weather dependence Appeases both adjusters and policyholders* Allows carriers to harness data and analytics Ability to leverage Crawford’s extensive client network in the US

Led By Experienced Leadership Team

With an average of 30+ years of experience, Crawford's strong and seasoned leadership team leverages its extensive knowledge and industry experience to drive our business



Rohit Verma
Chief Executive Officer



Joseph Blanco
President



Andrew Bart
President, Loss Adjusting International



Benedict Burke
Chief Client Officer, Global Client Development



Mike Hoberman
President, TPA Solutions: Broadspire North America



Mike Jones
President, TPA Solutions: Broadspire International



Michelle Montgomery
Chief Marketing Officer



Bonnie Sawdey
Chief People Officer



Tami Stevenson
General Counsel



Bruce Swain
Chief Financial Officer



Larry Thomas
Global President, Platform Solutions



Pat Van Bakel
President, Canada & Loss Adjusting North America

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31 Inclusion and Diversity Established Employee Resource Groups and an Employee Advisory Council aligned with our purpose to foster a safe and inclusive working environment Human Capital Development Promote an environment where employees are empowered to grow, emboldened to act, and inspired to innovate through internal programs and initiatives Environment Ensure processes are efficient and sustainable, and incorporate sustainability criteria into purchasing policies Community Involvement Give back to the communities we serve and responsibly steward our resources through donations to causes aligned with our purpose Corporate Governance Committed to good corporate governance and maintaining the trust of our investors and other stakeholders, including our employees, clients and vendors Data Privacy & Security Human Capital Management & Diversity Professional Integrity & Corporate Governance Environmental Stewardship Environmental, Social and Governance We are continuing to look for opportunities across our enterprise to become more socially responsible and are increasingly integrating ESG best practices into our operations

32 32 Attractive investment profile Strategically positioned in a rapidly changing industry Investing to drive innovation and accelerate growth Committed to environmental, social and governance initiatives Financial strength and flexibility Experienced leadership team Why Invest in Crawford? Crawford’s leading market position in an evolving landscape provides a compelling investment narrative

33 9K 50K 70 6K Employees Worldwide Field Resources Countries Network Contractors Crawford & Company Global coverage that goes beyond borders 33

34 34 Appendix A: Changing Industry Environment & Growing Market Opportunity 34

35 35 (1) SwissRe Industry seeks cost effective solutions to address volatility and surge events that exceed their capacity with reduced claims staff. Virtual desk integrated with technology enabled networks will be solution. Catastrophe - related insured losses (1970 - 2020) 1 More Frequent and Destructive CAT Events Leading to Heightened Insured Losses

36 36 2% 63% 6% 22% 92% 15% # of Carriers Total Premium Medium: $1B - $5B Small: Less than $1B Large: Greater than $5B 1. ~98% of carriers are small to medium sized¹ 2. They have limited financial capacity¹ • Insurance carriers currently operate with a large operating expense base, which is unsustainable long term • Technology would play a key role in reducing this expense base 65% 15% 17% Losses 1 Commission Premium Taxes Other Expenses Investment in technology Distribution Corporate Functions Underwriting Underwriting Margin Carriers with less than $1B have limited capacity and scale to invest in innovation 10% 7% • Lack of geographic spread means more dependence on outsourced capabilities • Inabilities to drive technology innovation • Severe talent and expertise gap (1) Based on 2017: Industry Loss Reserves reported in AM Best 3% Targeting National and Regional Players

37 37 Appendix B: Global Service Lines & Q2 2021 Segment Results 37

38 (1) As of 7/30/2021 (2) See appendix for non - GAAP explanation and reconciliation of non - GAAP measures OVERVIEW Q2 2021 GAAP Q2 2021 NON - GAAP 2 ~$ 500 MILLION Market capitalization¹ Financial Snapshot $ 80 MILLION Net debt $ 20 MILLION Operating earnings $ 268 MILLION Revenues before reimbursements $ 12 MILLION Net income $ 29 MILLION Adjusted EBITDA CRD - A & CRD - B NYSE ticker $ 0.06 Per share quarterly dividends for CRD - A & CRD - B $ 0.25 $ 0.26 EPS CRD - A EPS CRD - B

39 (1) See appendix for non - GAAP explanation and reconciliation of non - GAAP measures. 39 Second Quarter 2021 Financial Summary Quarter Ended June 30 , June 30 , ($ in millions, except per share amounts) 20 21 20 20 % Change Revenues $ 267.5 $ 234.4 14% Non - GAAP Revenues excluding foreign exchange fluctuations (1) $ 255.2 $ 234.4 9% Net Income Attributable to Shareholders of Crawford & Company $ 11.8 $5.9 100% Diluted Earnings per Share CRD - A $0. 22 $0.11 100% CRD - B $0. 22 $0. 11 100% Non - GAAP Diluted Earnings per Share 1 CRD - A $0. 25 $0. 19 32% CRD - B $0. 26 $0. 19 37% Adjusted Operating Earnings 1 $ 19.6 $ 18.2 8% Adjusted Operating Margin 1 7.3% 7.8% (50b ps ) Adjusted EBITDA 1 $ 29.0 $ 25.5 14% Adjusted EBITDA Margin 1 10.8% 10.9% (10b p s)

40 40 Highlights • 15% revenue growth in US • Recovering economic activity in US • Strong demand for major and complex adjustors driving investment in talent • Won ~$10 million of new business in the quarter Operating Results (2Q 2021 v. 2Q 2020) • Revenues of $116.0 million versus $109.1 million • Constant dollar revenues of $107.3 million • Gross profit of $27.2 million versus $30.5 million • Gross profit margin of 23.5% versus 28.0% • Operating earnings of $6.2 million versus $10.0 million • Operating margin of 5.3% versus 9.2% Crawford Loss Adjusting Three months ended (in thousands, except percentages) June 30, 2021 June 30 , 20 20 Variance Revenues $ 115,956 $ 109,062 6.3 % Direct expenses 88,712 78,537 13.0 % Gross profit 27,244 30,525 (10.7% ) Indirect expenses 21,045 20,482 2.7 % Operating earnings $ 6,199 $10,043 (38.3%) Gross profit margin 23.5% 28.0% (4.5% ) Operating margin 5.3% 9.2% (3.9% ) Total cases received 87,107 84,701 2.8 % Full time equivalent employees 3,430 3 , 337 2.8%

41 41 Highlights • Transformational area for Crawford • Volume increasing – Q2 saw the highest number of transactions in past two years • Despite benign weather, saw strong flow through • Won nearly $2 million of new business in the quarter Operating Results (2Q 2021 v. 2Q 2020) • Revenues of $51.1 million versus $36.7 million • Constant dollar revenues of $50.4 million • Gross profit of $15.4 million versus $10.7 million • Gross profit margin of 30.2% versus 29.1% • Operating earnings of $10.4 million versus $7.1 million • Operating margin of 20.3% versus 19.5% Crawford Platform Solutions Three months ended (in thousands, except percentages) June 30, 2021 June 30 , 20 20 Variance Revenues $ 51,127 $ 36,686 39.4 % Direct expenses 35,692 26 , 024 37.2 % Gross profit 15,435 10,662 44.8 % Indirect expenses 5,067 3 , 517 44.1% Operating earnings $ 10,368 $ 7,145 45.1 % Gross profit margin 30.2% 29.1% 1.1 % Operating margin 20.3% 19.5% 0.8 % Total cases received 131,977 96,746 36.4 % Full time equivalent employees 1,210 961 25.9%

42 42 Highlights • Claims volume up ~5% versus prior year • Impact of COVID still being felt in Canada and EU • Medical management is below pre - pandemic levels • Won more than $8 million of new business in the quarter Operating Results (2Q 2021 v. 2Q 2020) • Revenues of $100.4 million versus $88.7 million • Constant dollar revenues of $97.6 million • Gross profit of $19.1 million versus $17.2 million • Gross profit margin of 19.0% versus 19.4% • Operating earnings of $4.7 million versus $3.1 million • Operating margin of 4.7% versus 3.5% Crawford TPA Solutions: Broadspire Three months ended (in thousands, except percentages) June 30, 2021 June 3 0 , 20 20 Variance Revenues $ 100,374 $ 88 , 668 13.2 % Direct expenses 81 , 310 71,498 13.7 % Gross profit 19,064 17 , 170 11.0% Indirect expenses 14,349 14,048 2.1 % Operating earnings $ 4,715 $ 3,122 51.0% Gross profit margin 19.0% 19.4% (0.4%) Operating margin 4.7% 3.5% 1.2% Total cases received 197,125 187,045 5.4% Full time equivalent employees 3 , 522 3 , 108 13.3%

43 43 Appendix C: Non - GAAP Financial Information 43

44 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessaril y comparable to other similarly - titled measurements employed by other companies. Reimbursements for Out - of - Pocket Expenses In the normal course of our business, our operating segments incur certain out - of - pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out - of - pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of op erations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated r esu lts of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out - of - pocket expenses. Net Debt Net debt is computed as the sum of long - term debt, capital leases and short - term borrowings less cash and cash equivalents. Man agement believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measu re is not meant to imply that management plans to use all available cash to pay down debt . Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that ca n b e used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and ret urn of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision ma ker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to ot hers in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating e arn ings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer - relation ship intangible assets, loss on disposition of business, income taxes and net income or loss attributable to noncontrolling interests. Appendix: Non - GAAP Financial Information

45 Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Ind irect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that ad justed EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company wi th recurring adjustments for depreciation and amortization, net corporate interest expense, income taxes and stock - based compensation expense. Additionally, adjustments for non - recurring expenses for lo ss on disposition of business have been included in the calculation of adjusted EBITDA. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be co mpa rable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non - GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of cu stomer - relationship intangible assets, the goodwill impairment and loss on disposition of business, which arise from non - core items not directly related to our normal business or operations, or our fu ture performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Appendix: Non - GAAP Financial Information (cont.)

46 46 Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Three Months Ended ( in thousands ) June 30, 2021 June 30, 2020 Geographic Area Currency USD equivalent % of total USD equivalent % of total U.S. USD $ 155,714 58.2% $ 131,889 56.3% U.K. GBP 34,280 12.8% 32,559 13.9% Canada CAD 20,337 7.6% 20,853 8.9% Australia AUD 27,497 10.3% 18,778 8.0% Europe EUR 14,145 5.3% 14,019 6.0% Rest of World Various 15,484 5.8% 16,318 6.9% Total Revenues, before reimbursements $ 267,457 100.0% $ 234,416 100.0%

47 47 Reconciliation of Non - GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended June 30 , June 30 , Unaudited ($ in thousands) 2021 2020 Revenues Before Reimbursements Total Revenues $ 276,545 $ 242,875 Reimbursements (9,088) (8,459) Revenues Before Reimbursements 267 , 457 2 34,416 Costs of Services Provided, Before Reimbursements Total Costs of Services 202,245 172,057 Reimbursements (9,088) (8,459) Costs of Services Provided, Before Reimbursements $ 193,157 $ 163,598 Quarter Ended Quarter Ended June 30 , June 30 , Unaudited ($ in thousands) 2021 2020 Operating Earnings: Crawford Loss Adjusting $ 6,199 $ 10,043 Crawford Platform Solutions 10,368 7,145 Crawford TPA Solutions 4,715 3,122 Unallocated corporate and shared costs and credits, net (1,662) (2,066) Consolidated Operating Earnings 19,620 18,244 (Deduct) Add: Net corporate interest expense ( 1 , 213 ) (2,452) Stock option expense (264) (286) Amortization expense (2,750) (2,732) Loss on disposition of business — (341) Income ta x provision (3,590) (6,311) Net income attributable to noncontrolling interests and redeemable noncontrolling interests (23) (224) Net Income Attributable to Shareholders of Crawford & Company $ 11,780 $ 5,898

48 48 Reconciliation of Non - GAAP Items (cont.) Adjusted EBITDA ) Quarter Ended June 30 , June 3 0 , Unaudited ($ in thousands) 20 21 20 20 Net income attributable to shareholders of Crawford & Company $ 11,780 $ 5,898 Add: Depreciation and amortization 10,464 9,390 Stock - based compensation 1,954 1,118 Net corporate interest expense 1 , 213 2 , 452 Loss on disposition of business — 341 Income tax provision 3,590 6,311 Adjusted EBITDA $ 29,001 $ 25,510

49 49 Reconciliation of Non - GAAP Items (cont.) Net Debt June 30 , December 31, Unaudited ($ in thousands) 20 21 20 20 Net Debt Short - term borrowings $ 7,000 $ 1,570 Current installments of finance leases and other obligations 84 267 Long - term debt and finance leases, less current installments 117,878 1 11 , 758 Total debt 124,962 1 13 , 595 Less: Cash and cash equivalents 44,708 44,656 Net debt $ 80,254 $ 68,939

50 50 Reconciliation of Non - GAAP Items (cont.) Segment Gross Profit Three months ended ( $ in thousands) June 30, 20 21 June 30 , 20 20 Segment gross profit: Crawford Loss Adjusting $ 27 , 244 $ 30,525 Crawford Platform Solutions 15 , 435 10,662 Crawford TPA Solutions 19,064 17,170 Segment gross profit 61 , 743 58,357 Segment indirect costs: Crawford Loss Adjusting (21,045) ( 20 , 482 ) Crawford Platform Solutions ( 5 , 067 ) ( 3 , 517 ) Crawford TPA Solutions (14 , 349 ) (1 4 , 048 ) Unallocated corporate and shared costs, net (1,662) (2,066) Consolidated operating earnings 19,620 18,244 Net corporate interest expense ( 1 , 213 ) ( 2 , 452 ) Stock option expense (264) (286) Amortization expense (2,750) (2, 732 ) Loss on disposition of business — (341) Income tax provision (3,590) (6 , 311 ) Net income attributable to noncontrolling interests and redeemable noncontrolling interests (23) (224) Net income attributable to shareholders of Crawford & Company $ 11,780 $ 5,898

51 51 Reconciliation of Second Quarter Non - GAAP Results Three Months Ended June 3 0 , 20 21 Unaudited ($ in thousands) Revenues Non - GAAP Operating Earnings Pretax Earnings Net Income Attributable to Crawford & Company Diluted Earnings per CRD - A Share (1) Diluted Earnings per CRD - B Share GAAP $ 267,457 $ 19,620 $ 15,393 $ 11,780 $ 0. 22 $ 0. 22 Adjustments: Amortization of intangible assets — — 2,750 2,063 0. 04 0. 04 Non - GAAP Adjusted $ 267,457 $ 19,620 $ 18,143 $ 13,843 $ 0. 25 $ 0. 26 Three Months Ended June 3 0 , 20 20 Unaudited ($ in thousands) Revenues Non - GAAP Operating Earnings Pretax Earnings Net Income Attributable to Crawford & Company (2) Diluted Earnings per CRD - A Share (2) Diluted Earnings per CRD - B Share (2) GAAP $ 234,416 $ 18,244 $ 12,433 $ 5,898 $ 0.11 $ 0.11 Adjustments: Amortization of intangible assets — — 2,732 2,049 0.04 0.04 Income tax impact of first quarter goodwill impairment — — — 2,206 0.04 0.04 Loss on disposition of business — — 341 265 — — Non - GAAP Adjusted $ 234,416 $ 18,244 $ 15,506 $ 10,418 $ 0. 19 $ 0.19 (1) Sum of reconciling items may differ from total due to rounding of individual components . (2) The income tax impact of goodwill impairment was based on the estimated annual effective income tax rate . Due to the non - discrete income tax treatment of the first quarter 2020 goodwill impairment, the income tax benefit normalized as income was earned during the remainder of the year, resulting in a lower full year income tax benefit during 2020 .